UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONMED CORPORATION

(Name of Registrant as Specified In Its Charter)

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☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONMED Corporation
Important Notice Regarding the Availability of Proxy Materials
P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on
May 24, 2023
For Stockholders of record as of March 28, 2023
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CNMD
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CNMD
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2023.
To order paper materials, use one of the following methods.
INTERNET TELEPHONE * E-MAIL www.investorelections.com/CNMD (866) 648-8133 paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank
e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
CONMED Corporation
Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 24, 2023 Time: 1:30 PM, Eastern Time
Place: 1131 Concept Boulevard, Largo, FL and live via the Internet-please visit www.proxydocs.com/CNMD for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/CNMD
SEE REVERSE FOR FULL AGENDA

CONMED Corporation
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 5
FOR PROPOSAL 4, THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.
PROPOSAL
1. To elect nine directors to serve on the Company’s Board of Directors
1.01 David Bronson
1.02 Brian P. Concannon
1.03 LaVerne Council
1.04 Charles M. Farkas
1.05 Martha Goldberg Aronson
1.06 Curt R. Hartman
1.07 Jerome J. Lande
1.08 Barbara J. Schwarzentraub
1.09 Dr. John L. Workman
2. Ratification of appointment of Pricewaterhouse Coopers, LLP as the Company’s Independent registered accounting firm for the fiscal year ending December 31, 2023
3. Advisory Vote on Named Executive Officer Compensation
4. Advisory Vote on Frequency of Vote on Named Executive Compensation
5. Amend Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Exculpation of Certain Officers
6. To conduct any other business properly brought before the Annual Meeting.